Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Clear Skies Solar, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Ezra J. Green, the Chairman & Chief Executive Officer of Clear Skies Solar, Inc. and Arthur L. Goldberg, the Chief Financial Officer of Clear Skies Solar, Inc., each certifies that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ezra J. Green
Name: Ezra J. Green
Title: Chairman & Chief Executive Officer (Principal Executive Officer)
Dated: May 14, 2008

By:	/s/ Arthur L. Goldberg
Name: Arthur L. Goldberg
Title: Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 14, 2008